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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 16, 2001

                         HIGH SPEED NET SOLUTIONS, INC.

             (Exact name of registrant as specified in its charter)



                Florida                              0-26925                       65-0185306

    (State or other jurisdiction of                                       (IRS Employer Identification
            incorporation)                  (Commission File Number)                  No.)

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                   Raleigh, North Carolina
                     Two Hannover Square
                          Suite 2120
                 434 Fayetteville Street Mall                         27601
           (Address of principal executive offices)                (Zip Code)


                                 (919) 807-5600

              (Registrant's telephone number, including area code)

                                 Not Applicable

      (Former name, former address and former fiscal year, if changed since last report)







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Item 7.        Financial Statements, Pro Forma Information and Exhibits

               (c)    Exhibits

                      99.1   Letter to Shareholders of High Speed Net Solution,
                             Inc. d/b/a Summus, dated May 16, 2001.


Item 9.        Regulation FD Disclosure

               The letter attached as Exhibit 99.1 hereto is furnished pursuant to Regulation FD. It is not filed.

                                                 ************

Cautionary Statement


        Certain statements contained in the exhibit to this Current Report
(including the press releases referred to in such exhibit), and in any other written or oral statements made by or on behalf of the Company are, or may be deemed to be, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of
1934. These forward-looking statements, including but not limited to, the statements regarding the debuting of the BlueFuel video-compression software, are not based on historical fact, but rather reflect the Company's current expectations concerning future events. By their nature, these forward-looking statements involve known and unknown risks, uncertainties and other factors which may cause actual results, performance or achievements of the Company to be different from those projected in any forward-looking statements. The following important factors, among others, may cause actual results or developments to differ materially from those expressed or implied by the forward-looking statements: (1) a lack of sufficient financial resources to implement the Company's business plan, which will result in the Company's receiving a "going concern" opinion from its independent accountant with respect to its audited financial statements as of and for the period ended December 31, 2000; (2) the Company's dependence on the continued growth in demand for wireless Internet usage; (3) the rapid pace of technological developments in the wireless communications industry, particularly with respect to the availability of greater capacity or faster transmission speeds (also known as "broadband" transmission); (4) the degree of market acceptance of the Company as a viable wireless technology provider and of its wireless data services, including wireless e-mail; (5) technological competition, which creates the risk of the Company's technology being rendered obsolete or noncompetitive; (6) the lack of patent protection with respect to the Company's technology; (7) potential infringement of the patent claims of third parties; and (8) the Company's dependence on its key personnel and the risk of the loss of their services. The
Company hereby disclaims any obligation to publicly update the information provided above, including forward-looking statements, to reflect subsequent events or circumstances.



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                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              HIGH SPEED NET SOLUTIONS, INC.

Date: May 16, 2001                            By:   /s/ Robert S. Lowrey
                                                    -------------------------
                                                    Chief Financial Officer